                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                                     [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

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[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              TEGAL CORPORATION
             ------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                               TEGAL CORPORATION
                         2201 SOUTH MCDOWELL BOULEVARD
                           PETALUMA, CALIFORNIA 94954
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               SEPTEMBER 25, 2001

     The annual meeting of stockholders of Tegal Corporation, a Delaware corporation, will be held on Tuesday, September 25, 2001, at 1:30 p.m. local time, at our headquarters at 2201 South McDowell Boulevard, Petaluma, California 94954 for the following purposes:

     1. To elect four directors to serve for one year and until their successors are duly elected and qualified. The names of the nominees to the board of directors are set forth in the accompanying proxy statement which is part of this notice.

     2. To approve an amendment to our stock option plan for outside directors to (a) permit outside directors to elect to receive their director's fee in the form of stock options instead of cash compensation and (b) facilitate changes to the plan by allowing the board of directors to make certain amendments permitted by law.

     3. To transact such other business as may properly come before the annual meeting and any adjournments of the annual meeting.

     The board of directors has fixed the close of business on July 31, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting or at any adjournments of the annual meeting.

     In order to ensure your representation at the annual meeting, you are requested to sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the annual meeting and file with the Secretary of Tegal Corporation an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

     All stockholders are cordially invited to attend the annual meeting.

                                          By Order of the Board of Directors
                                          TEGAL CORPORATION

                                          /s/ Michael L. Parodi

                                          MICHAEL L. PARODI
                                          President and CEO

Petaluma, California
August 15, 2001

                               TEGAL CORPORATION
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 25, 2001
                            ------------------------

                                  INTRODUCTION

     This proxy statement is furnished in connection with the solicitation of proxies in the form enclosed for use at the annual meeting of stockholders of Tegal Corporation, a Delaware corporation, to be held at 1:30 p.m. local time on Tuesday, September 25, 2001 and at any adjournments of the annual meeting for the purposes of (1) electing four directors, (2) approving an amendment to our stock option plan for outside directors to (a) permit outside directors to elect to receive their director's fee in the form of stock options instead of cash compensation and (b) facilitate changes to the plan by allowing the board of directors to make certain amendments permitted by law and (3) to transact such other business as may properly come before the annual meeting and any adjournments of the annual meeting. The approximate date when this proxy statement and accompanying proxy are first being sent to stockholders is August 15, 2001.

     This solicitation is made on behalf of our board of directors. Costs of the solicitation will be borne by us. Our directors, officers and employees and our subsidiaries may also solicit proxies by telephone, telegraph, fax or personal interview. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders.

     Holders of record of our common stock, par value $0.01 per share, as of the close of business on July 31, 2001 are entitled to receive notice of, and to vote at, the annual meeting. The outstanding common stock constitutes the only class of our securities entitled to vote at the annual meeting, and each share of common stock entitles the holder to one vote. At the close of business on July 31, 2001, there were 12,619,087 shares of common stock issued and outstanding. Two or more stockholders representing a majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business at the annual meeting.

     Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR

     - the election of all of the directors nominated below; and

     - the amendment to our stock option plan for outside directors to (a) permit outside directors to elect to receive their director's fee in the form of stock options instead of cash compensation and (b) facilitate changes to the plan by allowing the board of directors to make certain amendments permitted by law.

     With respect to any other business which may properly come before the annual meeting and be submitted to a vote of stockholders, proxies received by the board of directors will be voted in accordance with the best judgment of the designated proxy holders. Any proxy may be revoked at any time before it is exercised by filing with the Secretary an instrument revoking it or by submitting prior to the time of the annual meeting a duly executed proxy bearing a later date. Stockholders who have executed and returned a proxy and who then attend the annual meeting and desire to vote in person are requested to so notify the Secretary prior to the time of the annual meeting.

     Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the annual meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     In voting for the election of directors each share has one vote for each position to be filled, and there is no cumulative voting, which means that a simple majority of the shares voting may elect all of the directors. The amendment to the stock option plan for outside directors requires the approval of a majority of the shares of common stock present and entitled to vote at the annual meeting.

     Our principal executive offices are located at 2201 South McDowell Boulevard, Petaluma, California 94954. Our telephone number is (707) 763-5600.

                              GENERAL INFORMATION

     We were formed in December 1989 to acquire the operations of the former Tegal Corporation, a division of Motorola, Inc. The predecessor company was founded in 1972 and acquired by Motorola in 1978.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     Our board of directors is currently comprised of four members. Directors are elected at each annual meeting and hold office until their successors are duly elected and qualified at the next annual meeting. Pursuant to our bylaws and a resolution adopted by our board of directors, the authorized number of members of the board of directors has been set at six. Our bylaws require that there be a minimum of two and maximum of eight members of the board of directors.

     In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the four nominees designated below to serve until the 2002 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified. Messrs. Parodi, Krauss, Mika and Dohring are current directors. The board of directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable or unwilling to stand for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the board of directors. Because the board of directors remains in the process of seeking candidates for two vacant positions on the board, we have fewer nominees named than the number fixed by our bylaws and our board of directors. Stockholders may not vote for a greater number of persons than the number of nominees named.

                       NOMINEES FOR ELECTION AS DIRECTOR

                                                                  DIRECTOR     NEW TERM
                          NAME                             AGE     SINCE      WILL EXPIRE
                          ----                             ---    --------    -----------
Michael L. Parodi........................................  52       1997         2002
Jeffrey M. Krauss........................................  43       1992         2002
Thomas R. Mika...........................................  50       1992         2002
Edward A. Dohring........................................  68       1996         2002

     Michael L. Parodi joined Tegal as director, President and Chief Executive Officer in December 1997. He was elected to the additional post of Chairman of the Board in March 1999. From 1991 to 1996, Mr. Parodi was Chairman of the Board, President and Chief Executive Officer of Semiconductor Systems, Inc., a manufacturer of photolithography processing equipment sold to the semiconductor and thin film head markets until Semiconductor Systems, Inc. was merged with FSI International. Mr. Parodi remained with FSI International as Executive Vice President and General Manager of Semiconductor Systems, Inc. from the time of the merger to December 1997, integrating Semiconductor Systems, Inc. into FSI International. In 1990, Mr. Parodi led the acquisition of Semiconductor Systems, Inc. from General Signal Corporation. Prior to 1990, Mr. Parodi held various senior engineering and operations management positions with General Signal Corporation, Signetics Corporation, Raytheon Company, Fairchild Semiconductor Corporation and National Semiconductor Corporation. Mr. Parodi currently is a member of the Semiconductor Equipment and Materials International Board of Directors.

     Jeffrey M. Krauss has served as a director of Tegal since June 1992. Since April 2000, Mr. Krauss has been a Managing Member of Psilos Group Managers, a New York venture capital firm that is the general partner of Psilos Group Partners I, L.P. From 1990 until April 2000, Mr. Krauss was a general partner of the general partner of Nazem & Company III, L.P. and Nazem & Company IV, L.P., both venture capital funds. He was also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France. Prior to joining Nazem & Company, Mr. Krauss was a corporate attorney with the law firm of Simpson Thacher & Bartlett, where he specialized in leveraged buyout transactions.

     Thomas R. Mika has served as a director of Tegal since June 1992. Since January 1982, he has been the Managing Director of IMTEC, a private investment firm. Since January 1995, he has been the President and Chief Executive Officer of Soupmasters International, Inc. In May 2000, Soupmasters International, Inc. filed for Chapter 11 protection and on July 12, 2001, that company's plan of reorganization was confirmed by the Federal Bankruptcy Court.

     Edward A. Dohring has served as a director of Tegal since September 1996. From October 1994 through December 1998, he was the President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. From July 1992 to October 1994 he was President of the Track Division of Silicon Valley Group, Inc. Prior to joining Silicon Valley Group, Inc., Mr. Dohring was the President of Advantage Production Technology, Inc. from 1991 to 1992, when it was sold to Genus. Mr. Dohring was a member of the Semiconductor Equipment and Materials International Board of Directors from 1977 to 1989. He currently serves on the Board of Directors of MTI, is Chairman and President of MTI Instruments and is a Trustee of the SUNY Maritime College.

     All directors hold office until our next annual meeting of the stockholders or until their successors have been duly elected or qualified. There are no family relationships between any of our directors or executive officers.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     In fiscal year 2001, the board of directors held ten meetings (including six written consents in lieu of meetings). All directors attended at least 75% of the total number of board meetings and meetings of board committees on which the director served during the time he served on the board or committees.

     The board of directors has established a standing audit committee and a standing compensation committee. The board does not have a standing nomination committee. The audit committee, consisting of Messrs. Dohring, Krauss and Mika, reviews the adequacy of internal controls and the results and scope of the audit and other services provided by our independent auditors. The audit committee meets periodically with management and the independent auditors. The audit committee held four meetings in fiscal 2001. In June 2000, the audit committee adopted an audit committee charter, a copy of which is attached to this Proxy Statement as Appendix B.

     For fiscal 2001, the compensation committee was comprised of Messrs. Dohring, Mika and Krauss. The compensation committee held two meetings in fiscal 2001. The functions of the compensation committee include establishing salaries, incentives and other forms of compensation for our officers and other employees and administering our incentive compensation and benefit plans.

DIRECTOR COMPENSATION

     Our outside directors currently receive an annual $12,000 retainer for service on the board of directors, meeting fees of $1,500 per board meeting ($750 per meeting for special meetings held telephonically) and $1,125 per committee meeting not held in conjunction with a full board meeting ($500 per meeting for committee meetings held telephonically). Furthermore, directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings. In addition, we provide the Stock Option Plan for Outside Directors, pursuant to which non-employee directors receive stock options for serving on our board of directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     For fiscal 2001, the compensation committee was comprised of three directors: Messrs. Dohring, Mika and Krauss. Mr. Krauss is a Managing Member of Psilos Group Managers, a venture capital firm. Mr. Mika is the Managing Director of IMTEC, a private investment firm, and the President and Chief Executive Officer of Soupmasters International Inc. Mr. Dohring is the retired President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. For a more detailed description of each of these individuals' background, see "Election of Directors."

                         COMPENSATION COMMITTEE REPORT

     The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
                            ------------------------

     The compensation committee of the board of directors has furnished the following report on executive compensation.

OVERALL POLICY

     In formulating the executive compensation program, the compensation committee's objectives were (1) to attract and retain competent executive talent and motivate executive officers to perform to the full extent of their abilities, (2) to tie a significant portion of executive compensation to the achievement of specified performance goals for Tegal, and (3) to link executive and stockholder interests through equity based plans.

     The key elements of our executive compensation program consist of base salary, cash bonuses and stock options.

BASE SALARY

     Each executive's base salary is reviewed annually, but as a general rule, significant base salary increases are limited to promotions, while lesser adjustments are made as appropriate after taking into account such factors as internal equity, comparable market salaries paid to individuals of comparable responsibility and company size and increases in levels of responsibility. All salaries are based on sustained individual performance toward our goals and objectives.

     Pursuant to an employment agreement dated December 16, 1997 between Tegal and Stephen P. DeOrnellas, our Vice President, Technology and Corporate Development and Chief Technical Officer, Mr. DeOrnellas received a base salary of $165,000, and certain other benefits set forth in the DeOrnellas Agreement. The DeOrnellas employment agreement expired on December 16, 2000. In November 2000, Mr. DeOrnellas took a leave of absence as an officer and has agreed to work as a consultant on a part-time basis during his leave of absence.
See -- "Chief Executive Officer Compensation" regarding the employment agreement of the Chief Executive Officer.

     On June 11, 1996, the board of directors approved a severance arrangement in the event of a change of control of Tegal. If an executive officer is terminated as a result of a change of control, we shall continue to pay such executive officer's base salary and certain benefits for a period of twelve months.

BONUS PROGRAMS

     In order to motivate executives and managers in the attainment of our annual goals and to enhance our ability to attract and retain key managerial employees through a competitive compensation package, we have adopted an annual performance bonus plan for executives and managers designated by the Chief Executive

Officer and approved by the board of directors. Each designated position has an annual bonus incentive target expressed as a percentage of that executive's or manager's base salary. The attainment of the target bonus is determined by the degree to which an individual achieves specific annual objectives determined annually and reviewed and approved by the board of directors for all executives who report directly to the Chief Executive Officer, and by the degree to which we achieve our annual financial plan. No bonuses are to be paid unless we realize a minimum of 5 percent profit before taxes as a percent of revenue. Incentives are prorated if we exceed or fall short of our annual financial plan goals, with the incentive maximums capped at 250% of target bonus amounts.

STOCK OPTIONS

     We provide long-term incentive compensation through our equity plan which generally gives the board of directors authority to grant stock options as well as other types of awards. Stock options are designed to align the interests of executives and key personnel with those of the stockholders. The board of directors believes that significant equity interests in Tegal held by our management serve to retain and motivate management.

     The board of directors' decision whether to grant options and the number of options are based primarily on the individual executive's responsibility, performance and existing stock ownership. In fiscal 2001, the board of directors considered awards based on the board of directors' assessment of the individual executive's contribution to our success in meeting our financial goals. This assessment was based primarily on our earnings and the level of the executive's responsibility. The awards also were considered based on non-financial performance measures such as individual performance, the recommendations of the Chief Executive Officer of Tegal and the success in implementing our long-term strategic plan. It is expected that most awards under the 1998 equity plan will be stock options which will generally be granted with an exercise price equal to the market price of the common stock on the date of grant.

     See Proposal No. 2 for a discussion of the proposed amendment to the Second Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The compensation committee is charged with establishing the objectives and compensation of Michael L. Parodi, the Chief Executive Officer of Tegal, who is responsible for our strategic and financial performance. Mr. Parodi became the Chief Executive Officer of Tegal in December 1997. The compensation committee determines our Chief Executive Officer's compensation package based upon the general factors discussed above and upon an evaluation of compensation paid to chief executive officers at comparable public companies and other companies in our industry.

     Pursuant to a three-year employment agreement, Mr. Parodi will receive a base salary of $250,000 or such higher rate as may from time to time be granted in accordance with our normal review procedures and policies in return for Mr. Parodi's services as the Chief Executive Officer. Mr. Parodi's current salary is $266,000. In addition, Mr. Parodi is eligible to receive a maximum bonus of 50% of his base salary upon the achievement of certain goals established by the board of directors at the beginning of each fiscal year. For fiscal 2001, Mr. Parodi did not receive a bonus. The board of directors determines the actual bonus payable based upon the recommendation of the compensation committee. Such recommendation by the compensation committee is based on our overall performance against specific strategic and financial goals which are determined at the beginning of the fiscal year. Pursuant to the employment agreement, Mr. Parodi was granted (1) an option to purchase 260,000 shares of common stock, subject to our repurchase rights expiring over a four year period and (2) an option to purchase 240,000 shares of common stock, subject to our right of repurchase expiring in installments of 60,000 when the closing price of our common stock reaches certain prices for ten or more consecutive trading days. In fiscal 2001, the board granted Mr. Parodi an option to purchase 22,500 shares of common stock, subject to our repurchase rights expiring over a four year period or expiring in installments of 5,625 when the closing price of our common stock reaches certain prices. The board further granted Mr. Parodi an option to purchase 175,000 shares of common stock which vests 100% upon the second anniversary of the grant.

     The compensation committee and Mr. Parodi believe that currently he is adequately incentivized to enhance profitability and stockholder value through his compensation package and his ownership of options. The compensation committee continues to retain the discretion to change the amount and form of compensation payable to Mr. Parodi.

CONCLUSION

     Through the programs described above, a significant portion of the each executive's compensation is now linked directly to our financial performance. The policy of these programs is to award bonuses based on our success as well as to provide incentives to executives to enhance our financial performance and long-term stockholder value.

                                          Edward A. Dohring
                                          Thomas R. Mika
                                          Jeffrey Krauss

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended March 31, 1999, 2000 and 2001, the cash compensation paid by us and our subsidiaries as well as certain other compensation paid or accrued for those years for services in all capacities to the person serving as the Chief Executive Officer of Tegal during fiscal 2001 and the other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 2001.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                      COMPENSATION
                                                                      ------------
                                           ANNUAL COMPENSATION         SECURITIES
                                      -----------------------------    UNDERLYING     ALL OTHER(3)
    NAME AND PRINCIPAL POSITION       YEAR    SALARY($)    BONUS($)     OPTIONS      COMPENSATION($)
    ---------------------------       ----    ---------    --------   ------------   ---------------
Michael L. Parodi(1)................  2001     249,034          --           --          17,104
  Chairman of the Board, President    2000     233,359          --      197,500          17,134
  Chief Executive Officer and         1999     223,348          --           --          17,109
Colin C. Tierney(2).................  2001     209,190          --       20,000           7,843
  Vice President, Worldwide           2000     218,074          --      116,000           8,047
  Operations and Customer Support     1999      98,722      80,000      120,000           4,274
James D. McKibben...................  2001     159,378      41,210           --           6,805
  Vice President, Worldwide           2000     153,228      24,198      116,000          80,681
  Marketing and Sales                 1999     151,073      31,933      100,000           6,776
Stephen P. DeOrnellas...............  2001     159,973          --           --             403
  Vice President, Technology and      2000     158,014          --      116,000             449
  Corporate Development,              1999     156,676          --      100,000             341
  Chief Technical Officer
George Landreth.....................  2001     140,625          --           --             447
  Vice President, Product             2000     122,208          --      116,000             435
  Development                         1999     112,683          --      100,000             389

---------------
(1) Mr. Parodi joined Tegal on December 17, 1997.

(2) Mr. Tierney joined Tegal on September 17, 1998 and received a signing bonus of $80,000 in connection with commencement of his employment.

(3) For Messrs. DeOrnellas and Landreth, amounts represent contributions made by us under our 401(k) plan. Other compensation in fiscal 2001 for Messrs. Parodi, McKibben and Tierney consists of $16,800, $6,180 and $7,200, respectively, in car allowance paid by us and $304, $625 and $643, respectively, in 401(k) plan contributions made by us.

                       OPTION GRANTS IN 2001 FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during fiscal 2001 to each of the individuals identified in the Summary Compensation Table.

                                                                                                POTENTIAL
                                                    INDIVIDUAL GRANTS                           REALIZABLE
                                 --------------------------------------------------------    VALUE AT ASSUMED
                                                  % OF                                         ANNUAL RATES
                                 NUMBER OF       TOTAL                                        OF STOCK PRICE
                                 SECURITIES     OPTIONS                                      APPRECIATION FOR
                                 UNDERLYING    GRANTED IN    EXERCISE                         OPTION TERM(1)
                                  OPTIONS        FISCAL        PRICE                         ----------------
             NAME                GRANTED(#)       2001       ($/SHARE)    EXPIRATION DATE    5%($)     10%($)
             ----                ----------    ----------    ---------    ---------------    ------    ------
Michael L. Parodi..............        --           --           --                --            --        --
Stephen P. DeOrnellas..........        --           --           --                --            --        --
James D. McKibben..............        --           --           --                --            --        --
Colin C. Tierney...............    20,000         5.82%        3.88          12/12/10        31,835    80,675
George Landreth................        --           --           --                --            --        --

---------------
(1) The assumed annual rates of appreciation in the table are shown for illustrative purposes only pursuant to applicable requirements. Actual values realized on stock options are dependent on actual future performance of Tegal's stock, among other factors. Accordingly, the amounts shown may not necessarily be realized.

                    AGGREGATED OPTION EXERCISES DURING 2001
               FISCAL YEAR AND 2001 FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning exercise of stock options during fiscal 2001 by each of the individuals identified in the Summary Compensation Table and the value of options at the end of fiscal 2001.

                                                            NUMBER OF SECURITIES
                                  SHARES        VALUE      UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                ACQUIRED ON    REALIZED          OPTIONS AT           IN-THE-MONEY OPTIONS
             NAME               EXERCISE(#)      ($)        2001 YEAR-END(#)(A)      AT 2001 YEAR-END($)(A)
             ----               -----------    --------    ----------------------    ----------------------
Michael L. Parodi.............       --            --             697,500                     5,625
Stephen P. DeOrnellas.........       --            --             403,995                   197,540
James D. McKibben.............       --            --             326,100                    79,000
Colin C. Tierney..............       --            --             236,000                   110,820
George Landreth...............       --            --             293,600                    80,260

---------------
(a) Potential unrealized value is (1) the fair market value at fiscal 2001 year-end ($3 per share) less the exercise price of "in-the-money," unexercised options times (2) the number of shares represented by such options.

                       APPROVAL OF THE FIRST AMENDMENT TO
                        THE SECOND AMENDED AND RESTATED
                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                                (PROPOSAL NO. 2)

SECOND AMENDED AND RESTATED STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     On December 12, 2000 the board of directors, subject to stockholder approval, unanimously adopted the First Amendment to the Second Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation, which (a) permits outside directors to elect to receive their director's fee in the form of stock options instead of cash compensation and (b) facilitates changes to the plan by allowing the board of directors to make certain amendments permitted by law.

     The board of directors believes that the directors plan, as amended, is desirable: (1) to further the growth, development and financial success of the Company by providing additional incentives to its outside directors who share in the responsibility for the management of the Company's business by assisting them to become owners of Common Stock and thus to benefit directly from its growth, development and financial success, (2) to enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of Common Stock and (3) to enable the board to amend the plan to continue to offer incentives to obtain and retain qualified outside directors.

     Time commitments for service as a director of public companies have increased in recent years. These increasing demands on directors' time have greatly increased the competition for potential directors who possess the talents, skills, judgment, personal attributes and other characteristics of an outstanding director. This competition is especially keen with respect to persons who are not officers or employees of the corporation for which they are asked to serve as directors. The board of directors adopted the amendment to the directors plan to enhance the Company's ability to attract and retain well qualified individuals to serve as directors of the Company.

     Through July 31, 2001, 600,000 shares of Common Stock were reserved for issuance upon exercise of options under the directors plan as presently in effect. As of July 31, 2001, 340,000 shares remain issuable under the directors plan, and 245,000 shares were subject to outstanding options.

     The principal features of the directors plan, as amended, are summarized below, but the summary is qualified in its entirety by reference to the directors plan, as amended, which is attached hereto as Appendix A to this Proxy Statement.

     The directors plan is administered by the board of directors. The board has the power to interpret the directors plan and the options issued thereunder and to adopt such rules for the administration, interpretation and application of the directors plan as are consistent therewith and to interpret, amend or revoke any such rules.

     Options will be granted to any member of the board of directors (an "outside director") who is not an employee of the Company or its subsidiaries as defined under Section 3401(c) of the Code and who is not legally or contractually prohibited from receiving and holding personally an option.

     A maximum of 600,000 shares of common stock may be issued upon exercise of options granted under the directors plan. The directors plan provides for the issuance of equity interests in the Company in the form of stock options that do not qualify as "incentive stock options," as defined under the Code.

     An outside director shall automatically be granted an option to purchase 20,000 shares of Common Stock upon an outside director's election or appointment to the board of directors (including those outside directors who are nominees for election as directors in this Annual Meeting) and on each second anniversary thereafter an option to purchase an additional 20,000 shares of Common Stock (collectively, the "Directors Option"), provided that such outside director continues to serve as an outside director as of such date. The Director's Option shall vest in equal installments on each anniversary of the date of such option's grant; provided, however, that, at the discretion of the board of directors, the vesting may be accelerated when the fair market value of the Company's Common Stock equals a certain price, which price shall be established by the board of directors on the date of grant of such option.

     As amended, outside directors will also have the opportunity to receive options as payment for their director's fee. Outside directors will be permitted to elect to receive their director's fee in the form of options instead of cash compensation. The election must be made at least six months prior to the date the outside director will receive his director's fee (the "Payment Date") and will be irrevocable. The election will remain in effect for subsequent years unless the outside director revokes the election at least six months prior to the relevant Payment Date.

     Notwithstanding the foregoing, an outside director may not exercise an otherwise exercisable option unless such outside director attended at least 75% of the meetings of the board of directors during the twelve month period (the "Attendance Period") preceding the date of exercise of such option; provided, however, that installments of such option which become exercisable prior to the commencement of the Attendance Period will remain exercisable by the outside director. The price of the shares subject to each option will be the fair market value of such shares on the date such option is granted. Options received in lieu of cash compensation, however, will be fully vested and exercisable on the date the option is granted. In addition, the price of the shares subject to each option received in lieu of cash compensation will be determined using a Black-Scholes formula.

     No option granted under the directors plan may be exercised by anyone after the first to occur of the following events: (a) the expiration of ten years from the date an option was granted; (b) the expiration of six months from the date of the optionee's termination of directorship for any reason other than such optionee's death unless the optionee dies within said six-month period; or (c) the expiration of one year from the date of the optionee's death. An option granted under the directors plan will become exercisable as to all shares covered thereby upon certain corporate transactions or a change of control, as more specifically provided in the directors plan.

     As amended, the board of directors will be able to amend the plan to (a) modify the eligibility requirements, (b) increase the number of shares to be covered by option grants, (c) reduce the option price requirements and (d) change the exercisability provisions of the plan. However, the board will still be required to obtain stockholder approval for amendments that (a) increase the limits imposed on the maximum number of shares which may be issued upon exercise of options, (b) extend the limit on the period during which options may be granted or (c) amend or modify the plan in a manner that requires approval under applicable law.

SECURITIES LAWS AND FEDERAL INCOME TAXES

     The following discussion is a general summary of the material federal income tax consequences to participants in the directors plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

     Securities Laws. The directors plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. The directors plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the directors plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Nonqualified Stock Options. Participants who hold nonqualified stock options do not recognize income as a result of the grant of such options, but normally recognize compensation taxable at ordinary income rates upon the exercise of such options to the extent that the fair market value of the shares of Common Stock on the date of the exercise of such options exceeds the option exercise price paid. However, in the case of a participant subject to Section 16(b) of the Exchange Act, including, the members of the board of directors of the Company, who has held a nonqualified stock option for less than six months and exercises such option, the ordinary income portion generally would be calculated using the fair market value of the shares upon the lapse of the six-month period from the date of grant of such option rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. The Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion, and will be required to withhold taxes on such ordinary income. The participant's initial tax basis for shares of Common Stock acquired upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount of ordinary income recognized by the participant.

NEW PLAN BENEFITS TABLE

     The following table shows the determinable benefits that will be received by each of the designated persons or groups under the directors plan if the Amendment to the directors plan set forth in this Proxy Statement is approved by the Company's stockholders.

                               NEW PLAN BENEFITS

                               THE DIRECTORS PLAN

                                                            DOLLAR      NUMBER
                    NAME AND POSITION                      VALUE($)    OF SHARES
                    -----------------                      --------    ---------
Non-Executive Director Group.............................  $12,000      7,643

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE DIRECTORS PLAN.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of July 31, 2001 with respect to shares of our common stock which are held by persons known by us to be beneficial owners of more than 5% of such stock based upon information received from such persons or contained in filings made with the Securities and Exchange Commission. For purposes of this schedule, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of securities, regardless of any economic interest therein.

                                                               COMMON STOCK BENEFICIALLY OWNED
                                                              ----------------------------------
                                                              AMOUNT AND NATURE OF    PERCENT OF
            NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP      CLASS
            ------------------------------------              --------------------    ----------
Dimensional Fund Advisors Inc. .............................        937,000              7.43%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

                        OWNERSHIP OF STOCK BY MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of our common stock by our directors, the individuals named in the Summary Compensation Table, and all directors and executive officers as a group as of July 31, 2001. An asterisk denotes beneficial ownership of less than 1%.

                                                                                   SHARES
                                                                                BENEFICIALLY      PERCENT
     NAME OF BENEFICIAL OWNER                       POSITION                      OWNED(1)      OF CLASS(1)
     ------------------------                       --------                    ------------    -----------
Jeffrey M. Krauss(2)...............  Director                                       51,500            *
Thomas R. Mika(3)..................  Director                                       82,100            *
Edward A. Dohring(4)...............  Director                                       50,000            *
Michael L. Parodi(5)...............  Chairman of the Board, President, Chief       527,500          4.2
                                     Executive Officer and Director
Stephen P. DeOrnellas(6)...........  Vice President, Technology & New              304,132          2.4
                                     Business Development, Chief Technical
                                     Officer
James D. McKibben(7)...............  Vice President, Worldwide Marketing &         231,720          1.8
                                     Sales
Colin C. Tierney(8)................  Vice President, Worldwide Operations          136,000          1.1
                                     and Customer Support
George Landreth(9).................  Vice President, Product Development           195,458          1.5
Directors and Executive Officers as
  a group (8 persons)(10)..........                                              1,578,410         12.5

---------------
 (1) Applicable percentage of ownership is based on 12,619,087 shares of common stock outstanding as of July 31, 2001. The number of shares of common stock beneficially owned and calculation of percent ownership of each person or group of persons named above, in each case, takes into account those shares underlying stock options that are currently exercisable, but which may or may not be subject to our repurchase rights held by such person or persons but not for any other person.

 (2) Includes options to purchase 50,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 20,000 shares which are not so exercisable.

 (3) Includes options to purchase 35,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 20,000 shares which are not so exercisable.

 (4) Includes options to purchase 50,000 shares of common stock which are exercisable within 60 days and excludes options to purchase 20,000 shares which are not so exercisable.

 (5) Includes options to purchase 522,500 shares of common stock which are currently exercisable and excludes options to purchase 175,000 shares which are not so exercisable.

 (6) Includes 303,995 shares issuable pursuant to stock options which are currently exercisable and excludes options to purchase 100,000 shares which are not so exercisable.

 (7) Includes 226,100 shares issuable pursuant to stock options which are currently exercisable and excludes options to purchase 100,000 shares which are not so exercisable.

 (8) Includes 136,000 shares issuable pursuant to stock options which are currently exercisable and excludes options to purchase 100,000 shares which are not so exercisable.

 (9) Includes 191,200 shares issuable pursuant to stock options which are currently exercisable and excludes options to purchase 100,000 shares which are not so exercisable.

(10) Includes 1,514,795 shares issuable pursuant to stock options which are exercisable within 60 days and excludes options to purchase 635,000 shares which are not so exercisable.

                               PERFORMANCE GRAPH

     The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)
          AMONG TEGAL CORPORATION, THE NASDAQ STOCK MARKET -- US INDEX
                                AND A PEER GROUP

[PERFORMANCE GRAPH]

                                                                                                              NASDAQ STOCK
                                                    TEGAL CORPORATION              PEER GROUP                 MARKET (U.S.)
                                                    -----------------              ----------                 -------------
3/96                                                    $100.00                     $100.00                     $100.00
3/97                                                      72.58                      132.02                      111.15
3/98                                                      91.13                      177.08                      168.47
3/99                                                      38.71                      280.07                      227.62
3/00                                                      85.48                      893.63                      423.37
3/01                                                      38.71                      430.21                      169.46

---------------
 * $100 invested on 3/31/96 in stock or index -- including reinvestment of dividends. Fiscal year ending March 31.

(1) The graph covers the period from March 31, 1996 through the fiscal year ended March 31, 2001.

(2) The graph assumes that $100 was invested on March 31, 1996 in our common stock, the Nasdaq Stock Market -- U.S. Index and a peer group, and that all dividends were reinvested. No cash dividends have been declared on our common stock.

(3) The peer group chosen by us consists of the following corporations: Applied Materials Inc., Genus Inc., KLA-Tencor Corp., Lam Research Corp., Mattson Technology Inc., Novellus Systems Inc. and Trikon Technologies Inc.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of our board of directors is comprised of independent directors as required by the listing standards of the Nasdaq National Market. The Audit Committee operates pursuant to a written charter adopted by our board of directors, a copy of which is attached to this Proxy Statement as Appendix B.

     The role of the Audit Committee is to oversee our financial reporting process on behalf of the board of directors. Our management has the primary responsibility for our financial statements as well as our financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed our audited financial statements as of and for the year ended March 31, 2001 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written communication from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from us. The Audit Committee has also considered whether the independent auditor's provision of information technology services and other non-audit services to us is compatible with maintaining the auditor's independence.

     The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by our management and by the independent auditors. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that our financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that our auditors meet the applicable standards for auditor independence.

     Based on its review of the reports and discussions described above, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2001, for filing with the Securities and Exchange Commission.

     Submitted on August 15, 2001 by the members of the Audit Committee of the board of directors.

                                          Jeffrey Krauss
                                          Edward Dohring
                                          Thomas Mika

                              AUDIT FEE DISCLOSURE

AUDIT FEES

     The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements for the fiscal year ended March 31, 2001 and the reviews of the financial statements included in our quarterly reports on Form 10-Q for the fiscal year ended March 31, 2001 were $141,100.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers LLP did not render any professional services to us of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X during the fiscal year ended March 31, 2001.

ALL OTHER FEES

     The aggregate fees billed for services rendered by PricewaterhouseCoopers LLP, other than fees for the services referenced under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees", during the fiscal year ended March 31, 2001 were $72,000.

PRESENCE AT ANNUAL MEETING

     Our board of directors has appointed the firm of PricewaterhouseCoopers LLP, independent auditors, to audit our financial statements for the fiscal year ending March 31, 2002. We expect representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent holders are required to furnish us with copies of all such forms which they file.

     To our knowledge, based solely on our review of such reports or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16 of the Exchange Act during fiscal 2001 were complied with.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2002 ANNUAL MEETING

     Stockholder proposals to be presented at the 2002 annual meeting must be received at our principal executive offices no later than April 17, 2002 in order to be considered for inclusion in the proxy materials to be disseminated by the board of directors for such annual meeting. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

     Stockholder proposals to be presented at the 2002 annual meeting must be received at our principal executive offices no later than July 1, 2002 in order to be considered for inclusion on the 2002 annual meeting agenda. To be eligible for inclusion on the agenda, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in our bylaws.

                                 OTHER MATTERS

     We are not aware of any matters that may come before the meeting other than those referred to in the notice of annual meeting of stockholders. If any other matter shall properly come before the annual meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

     Our 2001 annual report for the fiscal year ended March 31, 2001 has been mailed with this proxy statement.

                                          By Order of the Board of Directors
                                          TEGAL CORPORATION

                                          /s/ Michael L. Parodi

                                          MICHAEL L. PARODI
                                          President and CEO

Petaluma, California
August 15, 2001

STOCKHOLDERS OF RECORD ON JULY 31, 2001 MAY OBTAIN COPIES OF TEGAL'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO INVESTOR RELATIONS, TEGAL CORPORATION, 2201 SOUTH MCDOWELL BOULEVARD, PETALUMA, CALIFORNIA 94954.

                                                                      APPENDIX A

                             FIRST AMENDMENT TO THE
                          SECOND AMENDED AND RESTATED
                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                              OF TEGAL CORPORATION

     WHEREAS, Tegal Corporation, a Delaware Corporation (the "Company"), has established and maintains the Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation (the "Plan"), for the benefit of Outside Directors sitting on the Company's Board of Directors (the "Board");

     WHEREAS, the Company wishes to amend the Plan to allow outside directors to receive options in lieu of cash compensation as payment for a quarterly director's fee;

     WHEREAS, pursuant to Section 7.2 of the Plan, the Board has the power to wholly or partially amend the Plan at any time or from time to time; and

     NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended subject to the approval of the Company's shareholders, effective as of July 17, 2001 (the "Effective Date"), as follows:

     1. By adding Section 3.8 to the Plan:

          "Section 3.8 -- Options In Lieu Of Cash Compensation

             (a) In addition to those Options referenced in Sections 3.3, 3.4 and 3.5, each Outside Director may elect to receive all or any portion of his or her Director's Fee either (i) in cash or (ii) in the form of an Option. "Director's Fee" shall mean the amount of compensation set by the Board from time to time and as payable to a Director for services as a Director; but shall not include any fees payable by reason of Committee membership and/or attendance.

             (b) In order to receive Director's Fees in the form of an Option in lieu of cash compensation the Outside Director must elect in writing at least six months prior to the date of payment of the Director's Fee (the "Payment Date"). The election shall be irrevocable with respect to the Payment Date for which it is made, and shall remain in effect for a subsequent Payment Date unless revoked in writing at least six months prior to the relevant Payment Date."

     2. By substituting the following for Section 4.2(a) of the Plan:

          "(a) The price of the shares of Common Stock subject to each Option shall:

             (i) for Options granted under Sections 3.3, 3.4 and 3.5 equal the fair market value of such shares on the date such Option is granted, and

             (ii) for Options granted under Section 3.8 be determined using a Black-Scholes formula."

     3. By adding subsection (d) to Section 4.3 to the Plan:

          "(d) Notwithstanding the provisions of Section 4.3(b), all Options granted under Section 3.8 will be fully vested and exercisable on the date of Option grant."

     4. By substituting the following for the second sentence of subsection (a) of Section 7.2 of the Plan:

          "However, unless otherwise determined by the Board and permitted by Rule 16b-3 as then in effect, without approval of the Company's shareholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options or extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3 or the Code."

     RESOLVED, FURTHER, that this First Amendment to the Plan shall be submitted for approval of the shareholders within twelve (12) months before or after its adoption by the Board of Directors.

     IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by the Board of Directors on this 12th day of December, 2000.

                                          BOARD OF DIRECTORS OF
                                          TEGAL CORPORATION

                                          /s/ MICHAEL L. PARODI
                                          --------------------------------------
                                          By: Michael L. Parodi
                                          --------------------------------------

                                          Its: President and CEO
                                          --------------------------------------

                                                                      APPENDIX B

                               TEGAL CORPORATION
                            AUDIT COMMITTEE CHARTER

PURPOSE

     The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of Tegal Corporation (the "Company") in fulfilling the Board's oversight of the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor.

     In the exercise of its oversight, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain under the oversight of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law (the "DGCL"). Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the DGCL to rely, in discharging their oversight role, on the records of the Company and on other information presented to the Committee, Board or Company by its officers or employees or by outside experts such as the outside auditor. It is acknowledged that all of the areas of oversight listed below may not be relevant to all of the matters and tasks that the Committee may consider and act upon from time to time, and the members of the Committee in their judgment may determine the relevance thereof and the attention such items will receive in any particular context.

MEMBERSHIP

     The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. The Committee shall satisfy the independence and experience requirements of The Nasdaq Stock Market, including any exceptions thereto.

COMMITTEE ORGANIZATION AND PROCEDURES

     1. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in her or his absence, a member designated by the Chair) shall preside at all meetings of the Committee.

     2. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

     3. The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

     4. The Committee may include in its meetings members of the Company's financial management, representatives of the outside auditor and other financial personnel employed or retained by the Company. The Committee may meet with the outside auditor in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may also meet privately with management, as it deems appropriate.

     5. The Committee may, in its discretion, retain outside legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

OVERSIGHT

  Outside Auditor

     6. The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. The Committee shall review and select the outside auditor and, if necessary, recommend that the Board replace the outside auditor and recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders; and approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

     7. The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall discuss with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor's independence.

  Annual Audit

     8. The Committee shall meet with the outside auditor and management in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

     9. The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

     10. The Committee shall discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the annual audit.

     11. The Committee shall, based on the review and discussions in paragraphs 9 and 10 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 7 above, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Review

     12. The outside auditor shall review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission and in accordance with Statement on Auditing Standards 71, prior to the filing of the Form 10-Q. The Committee shall discuss with management and the outside auditor the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this discussion.

  Internal Controls

     13. The Committee shall discuss with the outside auditor, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

     14. The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit.

  Miscellaneous

     15. The Committee shall review and reassess the Committee's charter at least annually and submit any recommended changes to the Board for its consideration.

     16. The Committee shall review legal and regulatory matters that may have a material impact on the financial statements and related compliance policies and programs.

     17. The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

     18. The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

                                                                      APPENDIX C




PROXY                         TEGAL CORPORATION                            PROXY

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

          FOR THE ANNUAL MEETING OF STOCKHOLDERS ON SEPTEMBER 25, 2001.



     The undersigned hereby appoints Michael L. Parodi with full power of substitution, as proxy, and hereby authorizes him to represent and to vote, as designated below, all shares of common stock of Tegal Corporation which the undersigned may be entitled to vote at the annual meeting of stockholders to be held on September 25, 2001, and any and all adjournments of the annual meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FOUR NOMINEES LISTED BELOW.

     The board of directors recommends that you vote FOR the nominees in Proposal 1, and FOR adoption of Proposal 2.

     1. Election of directors: 01 Michael L. Parodi, 02 Jeffrey M. Krauss, 03 Thomas R. Mika and 04 Edward A. Dohring.


            [ ]  FOR all nominees listed      [ ]  WITHHOLD AUTHORITY to vote     [ ]  INSTRUCTIONS: To
                 (except as marked to the          for all nominees listed:            withhold authority to
                 contrary)                                                             vote for any individual
                                                                                       nominee, strike a line
                                                                                       through the nominee's
                                                                                       name in the list above.


     2. Proposal to adopt the amendment to the directors plan to (a) permit outside directors to elect to receive their director's fee in the form of stock options instead of cash compensation and (b) facilitate changes to the plan by allowing the board of directors to make certain amendments permitted by law.

            [ ] FOR                           [ ] AGAINST                         [ ] ABSTAIN

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and adjournments of the annual meeting.


                (Continued and to be signed on the reverse side)

                                        ANY PREVIOUS PROXY EXECUTED BY THE
                                   UNDERSIGNED IS HEREBY REVOKED.

                                        Receipt of the notice of the annual
                                   meeting and the proxy statement is
                                   hereby acknowledged.


                                        Dated                            , 2001
                                              --------------------------

                                        ---------------------------------------

                                        ---------------------------------------
                                        Signature of Stockholder


                                        Note: Please sign exactly as
                                   addressed hereon. Joint owners should
                                   each sign. Executors, administrators,
                                   trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney. Corporations and partnerships should sign in full corporate or partnership name by an authorized officer.


        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE